UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	November 30, 2018

Date of reporting period:	December 1, 2017 — May 31, 2018

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Short-Term Municipal Income Fund

Semiannual report
5 | 31 | 18

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PSMEX

Putnam
Short-Term Municipal
Income Fund

Semiannual report
5 | 31 | 18

Consider these risks before investing: Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions (including perceptions about the risk of default and expectations about monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Interest the fund receives might be taxable. Unlike bonds, funds that invest in bonds have fees and expenses. Tax-exempt bonds may be issued under the Internal Revenue Code only by limited types of issuers for limited types of projects. As a result, the fund’s investments may be focused in certain market segments and be more vulnerable to fluctuations in the values of the securities it holds than a more broadly invested fund. Capital gains, if any, are taxed at the federal and, in most cases, state levels. For some investors, investment income may be subject to the federal alternative minimum tax. You can lose money by investing in the fund.

Message from the Trustees

July 10, 2018

Dear Fellow Shareholder:

During the first half of 2018, conditions became more challenging for global financial markets. After an extended period of record advances and low volatility, a sharp downturn early in the year pushed the U.S. market into a brief correction. The market has since rallied, but both stocks and bonds have been more volatile, due in part to uncertainty surrounding trade policy and U.S. interest rates. Navigating a change in market trends is nothing new to Putnam’s experienced investment professionals, who continue to monitor risks and seek opportunities.

We would like to take this opportunity to extend our thanks to Jameson A. Baxter, who retired from her position as Chair of your Board of Trustees on June 30, 2018. It is hard to express in a few words the extent of Jamie’s commitment to protecting the interests of Putnam shareholders like you. In addition to her professional and directorship experience, Jamie brought intelligence, insight, and compassion to a board she served for decades. Jamie began as a Trustee in 1994, served as Vice Chair for six years, and became Chair in 2011. We are also pleased to announce the appointment of Kenneth R. Leibler as your new Board of Trustees Chair. Ken became a Trustee in 2006, has served as Vice Chair since 2016, and now leads the Board in overseeing your fund and protecting your interests.

Thank you for investing with Putnam.

Municipal bonds finance important public projects, such as schools, roads, and hospitals. The bonds are backed by the issuing city, town, or other government entity or by revenues collected from usage fees. However, unlike Treasuries and corporate bonds, the interest paid on municipal bonds is generally free from federal income taxes.

Putnam Short-Term Municipal Income Fund offers an additional advantage — the flexibility to invest in municipal bonds issued by any state or local government in the country. The fund invests mainly in bonds that have short-term maturities from three years or less and are investment grade in quality. Because an issuer’s fiscal health can affect the prices of its bonds, this flexibility is a distinct advantage.

Putnam Short-Term Municipal Income Fund offers an active, research-intensive investment approach.

2 Short-Term Municipal Income Fund

Source: Putnam, as of 5/31/18. Past performance is no guarantee of future results. Yields for U.S. Treasuries, investment-grade corporates, and municipal bonds are represented by the average “yield to worst” — a calculation of the lowest possible yield generated without defaulting — of the Bloomberg Barclays U.S. Treasury Index, an unmanaged index of U.S. dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury; the Bloomberg Barclays U.S. Credit Index, an unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, taxable corporate and government related bonds; and the Bloomberg Barclays Municipal Bond Index, an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds, respectively. You cannot invest directly in an index. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Income from municipal bonds may be subject to the alternative minimum tax. Taxable equivalent yield and annual after-tax income are based on a 40.80% federal income tax rate. This rate reflects the Tax Cuts and Jobs Act of 2017 and includes the 3.80% Medicare surtax.

Source: Moody’s Investor Services, Annual U.S. Municipal Bond Defaults and Recoveries, 1970–2016 (June 2017). Most recent data available.

Short-Term Municipal Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 1.00%; had they, returns would have been lower. See below and pages 9–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 5/31/18. See above and pages 9–11 for additional fund performance information. Index descriptions can be found on pages 13–14.

4 Short-Term Municipal Income Fund

Garrett holds an M.S. in Investment Management from Boston University and a B.S. in International Business Administration from Southern New Hampshire University. He joined Putnam in 2016 and has been in the investment industry since 2006.

In addition to Garrett, Paul M. Drury, CFA, is a Portfolio Manager of the fund.

Garrett, how was the market for short-term municipal bonds during the reporting period?

The Federal Reserve announced two interest-rate hikes during the period, raising the federal funds rate in December 2017 to a target range of 1.25% to 1.50% and in March 2018 to a target range of 1.50% to 1.75%. Consequently, short-term municipal bond rates gradually trended higher over the course of the reporting period as the markets responded to the rate hikes.

Technicals [supply/demand dynamics] were generally positive for the short-term municipal bond market. Elevated supply as a result of higher municipal bond issuance in December 2017 tapered off in 2018 when the Tax Cuts and Jobs Act went into effect. On the demand side, the reduction and elimination of a number of deductions in the new tax legislation has made the tax-exempt status of municipal bonds more attractive to retail buyers, especially in high-tax states.

Against this backdrop, short-term municipals significantly outperformed U.S. Treasuries and the broader fixed-income markets, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index. Short-term municipal securities

Short-Term Municipal Income Fund 5

Allocations are shown as a percentage of the fund’s net assets as of 5/31/18. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of the fund’s net assets as of 5/31/18. A bond rated BBB or higher (SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

6 Short-Term Municipal Income Fund

also outperformed intermediate-term municipals but underperformed municipals with maturities of 15 years or greater. High-yielding, lower-quality municipal bonds outperformed lower-yielding, higher-quality municipal bonds.

How did the fund perform during the reporting period?

For the six months ended May 31, 2018, the fund underperformed its benchmark index, the Bloomberg Barclays 3-Year Municipal Bond Index, but performed in line with the average return of its Lipper peer group, Short Municipal Debt Funds.

What was your investment strategy in this environment?

In the months leading up to the reporting period, interest rates were low but moving higher in anticipation of the Fed raising its benchmark rate in December 2017. The fund had a short duration, which was beneficial for the fund’s performance relative to its Lipper peer group. [A short duration means the fund has a relatively low sensitivity to interest-rate changes.]

In December, we took advantage of the increased municipal bond supply to position the fund with more of a neutral duration relative to its Lipper peers. While rates drifted higher for the balance of the period, the move was not as aggressive as it was just prior to the period. However, the move was substantial enough to erode the advantage of extending duration to a neutral positioning — resulting in median performance for the fund relative to its peer group for the period.

The fund’s overweight exposure to bonds rated A and BBB was positive for performance results during the period, but the fund’s underweight positioning in below-investment-grade municipal bonds was a headwind. From a sector perspective, we place greater emphasis on land-secured, pre-paid gas, and continuing-care retirement community bonds. Overall, our sector positioning was positive.

We maintained an underweight position in Puerto Rico-based issuers relative to the fund’s Lipper peers. Puerto Rico’s current economic and financial situation remains extremely difficult and could further challenge the debt restructuring process, in our view. However, this underweight exposure detracted from performance, as Puerto Rico debt rallied during the period.

We continue to have a constructive outlook on credit fundamentals. Historically, municipal bonds have lower default rates and higher recoveries than do similar-rated corporate bonds. Technicals remain positive for the front end of the yield curve, and valuations are reasonable, in our view. That said, with the Fed actively hiking short-term interest rates, we remain cautious on extending the portfolio to a net long position.

What is your outlook for interest rates in the coming months?

Jerome Powell was sworn in as the new Federal Reserve chair on February 5, 2018. Investors generally believe that Chairman Powell will implement the plan laid out by his predecessor, Janet Yellen, for gradual rate increases. At the Fed’s first meeting under Chairman Powell in March 2018, the central bank reiterated its plan for three interest-rate hikes this year but hinted that it would be open to the possibility of a fourth hike if necessary to keep the U.S. economy from overheating. The Fed also revised its outlook to three rate hikes in 2019 instead of two.

Just after the close of the period on June 13, 2018, the Fed raised its benchmark rate by a quarter percentage point to a target range of 1.75% to 2.00%. In its statement, the Fed

Short-Term Municipal Income Fund 7

upgraded its outlook for U.S. economic growth from “moderate” to “rising at a solid rate.” Noting that unemployment and inflation remain low, the central bank abandoned its pledge to keep rates low “for some time” and signaled that two more rate increases were likely this year to foster the expansion.

We believe the U.S. economy will maintain its upward trajectory, supported by stronger consumer and construction spending, and the labor market will continue tightening. We believe this path should allow the Fed to continue normalizing interest rates. In our view, this scenario will likely lead to short-term rates rising more than long-term rates. We expect the Fed to deliver two more rate hikes during the balance of 2018, and we anticipate that the Fed will continue reducing its balance sheet as planned.

Broadly speaking, the municipal bond market continues to adjust to fluctuating supply and demand conditions created by the new tax legislation, in our view. We believe municipal bonds offer a high-quality, low-default investment option for investors seeking attractive tax-free income and diversification opportunities.

Thank you, Garrett, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

8 Short-Term Municipal Income Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2018, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R6 and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 5/31/18

	Life of	Annual		Annual		Annual
	fund	average	5 years	average	3 years	average	1 year	6 months
Class A (3/18/13)
Before sales charge	2.83%	0.54%	2.48%	0.49%	1.93%	0.64%	0.46%	0.45%
After sales charge	1.81	0.34	1.46	0.29	0.91	0.30	–0.54	–0.55
Class B (3/18/13)
Before CDSC	1.80	0.34	1.48	0.29	1.32	0.44	0.36	0.35
After CDSC	1.80	0.34	1.48	0.29	1.32	0.44	–0.63	–0.65
Class C (3/18/13)
Before CDSC	–0.07	–0.01	–0.37	–0.07	–0.10	–0.03	–0.29	–0.02
After CDSC	–0.07	–0.01	–0.37	–0.07	–0.10	–0.03	–1.28	–1.02
Class M (3/18/13)
Before sales charge	2.58	0.49	2.24	0.44	1.78	0.59	0.51	0.43
After sales charge	1.81	0.35	1.47	0.29	1.01	0.34	–0.24	–0.33
Class R6 (5/22/18)
Net asset value	4.16	0.79	3.76	0.74	2.68	0.89	0.80	0.56
Class Y (3/18/13)
Net asset value	4.17	0.79	3.78	0.74	2.70	0.89	0.82	0.58

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 1.00% and 0.75% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 1.00% in the first year, declining over time to 0.50% in the second year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1.00% CDSC for the first year that is eliminated thereafter. Class R6 and Y shares have no initial sales charge or CDSC. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Short-Term Municipal Income Fund 9

Comparative index returns For periods ended 5/31/18

	Life of	Annual		Annual		Annual
	fund	average	5 years	average	3 years	average	1 year	6 months
Bloomberg Barclays 3-Year
Municipal Bond Index	5.31%	1.00%	5.15%	1.01%	3.05%	1.01%	–0.19%	0.58%
Lipper Short Municipal
Debt Funds category	2.83	0.53	2.77	0.55	1.96	0.65	0.36	0.44
average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, and life-of-fund periods ended 5/31/18, there were 116, 110, 98, 84, and 83 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 5/31/18

Distributions	Class A		Class B	Class C	Class M		Class R6	Class Y
Number	6		6	6	6		1	6
Income[1]	$0.064785		$0.054851	$0.027563	$0.062260		$0.004585	$0.077195
Capital gains[2]	—		—	—	—		—	—
Total	$0.064785		$0.054851	$0.027563	$0.062260		$0.004585	$0.077195
	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value
11/30/17	$9.97	$10.07	$9.97	$9.97	$9.97	$10.05	—	$9.97
5/22/18*	—	—	—	—	—	—	$9.93	—
5/31/18	9.95	10.05	9.95	9.94	9.95	10.03	9.95	9.95
	Before	After	Net	Net	Before	After	Net	Net
Current rate	sales	sales	asset	asset	sales	sales	asset	asset
(end of period)	charge	charge	value	value	charge	charge	value	value
Current dividend rate[3]	1.32%	1.30%	1.12%	0.57%	1.27%	1.26%	N/A	1.57%
Taxable equivalent[4]	2.23	2.20	1.89	0.96	2.15	2.13	N/A	2.65
Current 30-day
SEC yield (with expense
limitation)[5,6]	N/A	1.38	1.19	0.65	N/A	1.33	N/A	1.64
Taxable equivalent[4]	N/A	2.33	2.01	1.10	N/A	2.25	N/A	2.77
Current 30-day
SEC yield (without
expense limitation)[6]	N/A	0.58	0.39	–0.15	N/A	0.54	N/A	0.90

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (1.00% for class A shares and 0.75% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

* Inception date of class R6 shares.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 40.80% federal and state combined tax rate for 2018. Results for investors subject to lower tax rates would not be as advantageous.

5 For a portion of the period, the fund had expense limitations, without which yields would have been lower.

6 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

10 Short-Term Municipal Income Fund

Fund performance as of most recent calendar quarter Total return for periods ended 6/30/18

	Life of	Annual		Annual		Annual
	fund	average	5 years	average	3 years	average	1 year	6 months
Class A (3/18/13)
Before sales charge	3.07%	0.57%	3.21%	0.63%	2.12%	0.70%	0.80%	0.47%
After sales charge	2.04	0.38	2.17	0.43	1.10	0.36	–0.21	–0.53
Class B (3/18/13)
Before CDSC	2.02	0.38	2.19	0.44	1.51	0.50	0.60	0.47
After CDSC	2.02	0.38	2.19	0.44	1.51	0.50	–0.40	–0.53
Class C (3/18/13)
Before CDSC	0.20	0.04	0.40	0.08	0.17	0.06	0.05	0.20
After CDSC	0.20	0.04	0.40	0.08	0.17	0.06	–0.95	–0.80
Class M (3/18/13)
Before sales charge	2.81	0.53	2.96	0.58	1.97	0.65	0.75	0.55
After sales charge	2.04	0.38	2.18	0.43	1.20	0.40	0.00	–0.21
Class R6 (5/22/18)
Net asset value	4.43	0.82	4.51	0.89	2.89	0.95	1.05	0.69
Class Y (3/18/13)
Net asset value	4.44	0.83	4.51	0.89	2.89	0.95	1.05	0.70

See the discussion following the fund performance table on page 9 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R6	Class Y
Net expenses for the fiscal year
ended 11/30/17*	0.60%	0.80%	1.35%	0.65%	0.33%‡	0.35%
Total annual operating expenses for the
fiscal year ended 11/30/17	1.65%	1.85%	2.40%	1.70%	1.38%	1.40%
Annualized expense ratio for the
six-month period ended 5/31/18	0.60%	0.80%	1.35%	0.65%	0.33%	0.35%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 3/30/20.

‡ Other expenses are based on expenses of Class A shares for the fund’s last fiscal year restated to reflect the lower investor fees applicable to Class R6 shares.

Short-Term Municipal Income Fund 11

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class from 12/1/17 to 5/31/18. For a new class, the expenses shown are for the period from the inception date of the class to 5/31/18. Class inception dates can be found in the Fund performance table on the first page of the Your fund’s performance section. The table also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R6	Class Y
Expenses paid per $1,000*†	$3.00	$4.00	$6.73	$3.25	$0.09‡	$1.75
Ending value (after expenses)	$1,004.50	$1,003.50	$999.80	$1,004.30	$1,002.50	$1,005.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/18, or in the case of a new class, the average net assets of the class from the inception date for the class to 5/31/18. Class inception dates can be found in the Fund performance table on the first page of the Your fund’s performance section. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

‡ Had expenses for shares of any new class been shown for the entire period from 12/1/17 to 5/31/18, they would have been higher.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 5/31/18, use the following calculation method. To find the value of your investment on 12/1/17, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R6	Class Y
Expenses paid per $1,000*†	$3.02	$4.03	$6.79	$3.28	$1.66	$1.77
Ending value (after expenses)	$1,021.94	$1,020.94	$1,018.20	$1,021.69	$1,023.29	$1,023.19

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/18, or in the case of a new class, the average net assets of the class from the inception date for the class to 5/31/18. Class inception dates can be found in the Fund performance table on the first page of the Your fund’s performance section. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

12 Short-Term Municipal Income Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 1.00% maximum sales charge for class A shares and 0.75% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 1.00% maximum during the first year to 0.50% during the second year. After the second year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays 3-Year Municipal Bond Index is an unmanaged index of publicly issued investment-grade corporate, U.S. Treasury, and government agency securities with remaining maturities of one to three years.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Short-Term Municipal Income Fund 13

S&P 500 Index is an unmanaged index of common stock performance.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2017, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of May 31, 2018, Putnam employees had approximately $514,000,000 and the Trustees had approximately $80,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

14 Short-Term Municipal Income Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Short-Term Municipal Income Fund 15

The fund’s portfolio 5/31/18 (Unaudited)

Key to holding’s abbreviations

AGM Assured Guaranty Municipal Corporation	PSFG Permanent School Fund Guaranteed
COP Certificates of Participation	U.S. Govt. Coll. U.S. Government Collateralized
FHA Insd. Federal Housing Administration Insured	VRDN Variable Rate Demand Notes, which are floating-
FRN Floating Rate Notes: the rate shown is the current	rate securities with long-term maturities that carry
interest rate or yield at the close of the reporting period.	coupons that reset and are payable upon demand
Rates may be subject to a cap or floor. For certain	either daily, weekly or monthly. The rate shown is the
securities, the rate may represent a fixed rate currently	current interest rate at the close of the reporting
in place at the close of the reporting period.	period. Rates are set by remarketing agents and may
G.O. Bonds General Obligation Bonds	take into consideration market supply and demand,
NATL National Public Finance Guarantee Corp.	credit quality and the current SIFMA Municipal Swap
Index rate, which was 1.06% as of the close of the
reporting period.

MUNICIPAL BONDS AND NOTES (95.0%)*	Rating**	Principal amount	Value
Arizona (1.3%)
AZ State Indl. Dev. Auth. Ed. 144A Rev. Bonds,
(BASIS Schools, Inc.), Ser. A, 4.00%, 7/1/21	BB	$50,000	$50,605
Glendale, Indl. Dev. Auth. Sr. Living Fac. Rev. Bonds,
(Royal Oaks Life Care Cmnty.), 4.00%, 5/15/22	A/F	100,000	106,573
Phoenix, Indl. Dev. Auth. Ed. Rev. Bonds,
(Great Hearts Academies), 3.75%, 7/1/24	BBB–	20,000	20,603
Phoenix, Indl. Dev. Auth. Ed. 144A Rev. Bonds,
(BASIS Schools, Inc.), 3.00%, 7/1/20	BB	25,000	24,771
			202,552
California (15.2%)
Bay Area Toll Auth. Mandatory Put Bonds (4/1/19),
Ser. C, 1.875%, 4/1/47	AA	500,000	500,485
CA State FRN Mandatory Put Bonds (12/1/20), Ser. C,
2.037%, 12/1/28	Aa3	350,000	353,357
CA State Charter School Fin. Auth. 144A Rev. Bonds,
(Summit Pub. Schools), 5.00%, 6/1/22	Baa3	105,000	114,205
CA State Infrastructure & Econ. Dev. Bank FRN,
(J. Paul Getty Trust (The)), Ser. A-2, 1.901%, 10/1/47	Aaa	300,000	300,867
CA State Poll. Control Fin. Auth. Solid Waste Disp.
144A Mandatory Put Bonds (11/1/17),
(Republic Svcs., Inc.), Ser. A, 2.05%, 8/1/23	A–2	150,000	150,027
CA Statewide Cmnty. Dev. Auth. Rev. Bonds,
(Viamonte Senior Living 1, Inc.), Ser. B, 3.00%, 7/1/25	AA–	200,000	203,078
Irvine, Special Tax Bonds, (Cmnty. Fac. Dist.
No. 2005), Ser. 2, 4.00%, 9/1/18	A+	75,000	75,451
Northern CA Gas Auth. No. 1 FRN Rev. Bonds, Ser. B,
2.176%, 7/1/19	A3	130,000	129,994
Riverside, Wtr. FRN Mandatory Put Bonds (1/15/20),
Ser. A-17, 1.69%, 10/1/35	VMIG1	195,000	195,000
Roseville, Special Tax Bonds, (Westpark Cmnty.
Pub. Fac. Dist. No. 1), 4.00%, 9/1/19	BBB–/P	40,000	41,005
Southern CA Pub. Pwr. Auth. Mandatory Put Bonds
(5/1/21), (Canyon Pwr.), Ser. A, 2.25%, 7/1/40	Aa3	200,000	201,638
			2,265,107

16 Short-Term Municipal Income Fund

MUNICIPAL BONDS AND NOTES (95.0%)* cont.	Rating**	Principal amount	Value
Colorado (5.1%)
CO State Hlth. Fac. Auth. Hosp. Rev. Bonds,
(Evangelical Lutheran Good Samaritan Society),
5.00%, 6/1/20	BBB	$100,000	$105,307
Denver City & Cnty., Arpt. FRN Mandatory Put
Bonds (11/15/19), (Denver Intl. Arpt.), Ser. B,
2.195%, 11/15/31	A1	195,000	195,745
E-470 CO Pub. Hwy. Auth. FRN Mandatory Put Bonds
(9/1/19), (Sr. Libor Index), Ser. A, 2.228%, 9/1/39	A	100,000	100,190
High Plains Co. Metro. Dist. G.O. Bonds, NATL,
4.00%, 12/1/21	Baa2	150,000	157,787
Southlands, Metro. Dist. No. 1 G.O. Bonds, Ser. A-1,
3.00%, 12/1/22	Ba1	100,000	99,833
U. of CO Hosp. Auth. Mandatory Put Bonds (3/1/22),
(UCHA Oblig. Group.), Ser. C-2, 5.00%, 11/15/38	Aa3	100,000	108,580
			767,442
Connecticut (2.6%)
CT State Hlth. & Edl. Fac. Auth.
Mandatory Put Bonds (2/3/20), (Yale U.) Ser. A,
1.30%, 7/1/48	VMIG1	250,000	247,795
Mandatory Put Bonds (2/6/19), (Yale U.) Ser. U1,
1.00%, 7/1/33	VMIG1	140,000	139,348
			387,143
District of Columbia (2.8%)
DC, G.O. Bonds, Ser. B, AGM, 3.80%, 6/1/20	Aa1	150,000	153,878
Washington DC, Convention & Sports Auth.
Dedicated Tax Rev. Bonds, Ser. A, 5.00%, 10/1/19	Aa3	250,000	260,623
			414,501
Florida (1.3%)
Escambia Cnty., Hlth. Fac. Auth. Rev. Bonds
(Baptist Hlth. Care Corp. Oblig. Grp.), Ser. A,
5.125%, 8/15/20	A3	30,000	31,878
(Baptist Hosp., Inc.), 5.00%, 8/15/18	A3	60,000	60,391
Palm Beach Cnty., Hlth. Fac. Auth. Rev. Bonds,
(Acts Retirement-Life Cmnty.), 4.00%, 11/15/19	A–/F	100,000	103,230
			195,499
Georgia (3.6%)
Atlanta, Tax Alloc. Bonds, (Atlantic Station),
5.00%, 12/1/21	A3	150,000	163,304
Burke Cnty., Dev. Auth. Poll. Control Mandatory
Put Bonds (5/3/21), (GA Transmission Corp. Vogtle
Project), 2.50%, 1/1/52	AA–	200,000	200,782
Gainesville & Hall Cnty., Dev. Auth. Edl. Fac. Rev.
Bonds, (Riverside Military Academy), 5.00%, 3/1/27	BBB–/F	75,000	82,574
Main St. Natural Gas, Inc. Rev. Bonds, Ser. B,
5.00%, 3/15/20	A3	85,000	89,176
			535,836
Illinois (9.2%)
Chicago, G.O. Bonds, Ser. A
5.00%, 1/1/21	BBB+	50,000	52,308
5.00%, 1/1/19	BBB+	50,000	50,645
Chicago, Board of Ed. G.O. Bonds, Ser. E,
5.00%, 12/1/21	B	100,000	103,790

Short-Term Municipal Income Fund 17

MUNICIPAL BONDS AND NOTES (95.0%)* cont.	Rating**	Principal amount	Value
Illinois cont.
Chicago, Transit Auth. Rev. Bonds, (Federal Transit
Administration Section 5307), 5.00%, 6/1/18	A	$100,000	$100,000
Chicago, Waste Wtr. Transmission Rev. Bonds
5.00%, 1/1/23	A	200,000	216,852
Ser. C, 5.00%, 1/1/19	A	100,000	101,717
IL Edl. Fac. Auth. Mandatory Put Bonds (2/13/20),
(U. of Chicago (The)), Ser. B-1, 1.80%, 7/1/36	VMIG1	200,000	198,972
IL State G.O. Bonds
Ser. A, 5.00%, 4/1/21	Baa3	100,000	104,216
5.00%, 1/1/21	Baa3	150,000	155,865
IL State Fin. Auth. Rev. Bonds
(Presbyterian Homes Oblig. Group), Ser. A,
5.00%, 11/1/23	A–/F	75,000	83,345
(Riverside Hlth. Syst.), 5.00%, 11/15/19	A+	100,000	104,301
Metro. Pier & Exposition Auth. Rev. Bonds,
(McCormick Place Expansion), Ser. A
NATL, zero %, 6/15/18	BB+	5,000	4,996
NATL, U.S. Govt. Coll., zero %, 6/15/18
(Escrowed to Maturity)	AAA/P	95,000	94,955
			1,371,962
Indiana (0.7%)
IN State Fin. Auth. Econ. Dev. Mandatory Put Bonds
(3/1/16), (Republic Svcs., Inc.), 1.65%, 12/1/37	A–2	100,000	100,000
			100,000
Kentucky (0.3%)
KY State Econ. Dev. Fin. Auth. Rev. Bonds,
(Owensboro Hlth.), Ser. A, 5.00%, 6/1/20	Baa3	45,000	46,860
			46,860
Maryland (0.6%)
MD Econ. Dev. Corp. Rev. Bonds, (Towson U.
Sr. Student Hsg.), 4.00%, 7/1/20	BBB	85,000	88,845
			88,845
Massachusetts (1.5%)
MA State Dev. Fin. Agcy. Rev. Bonds,
(UMass Memorial Hlth. Care Oblig. Group),
Ser. I, 5.00%, 7/1/19	BBB+	100,000	103,054
MA State Hsg. Fin. Agcy. Rev. Bonds, Ser. SF-169,
4.00%, 12/1/44	Aa1	125,000	129,536
			232,590
Michigan (3.0%)
Great Lakes, Wtr. Auth. Supply Syst. Rev. Bonds,
Ser. D, 5.00%, 7/1/24	Baa1	100,000	112,865
MI State Fin. Auth. Rev. Bonds
(Unemployment Oblig. Assmt.), Ser. B,
5.00%, 7/1/21	Aaa	225,000	225,601
(Henry Ford Hlth. Syst.), 5.00%, 11/15/19	A	100,000	104,301
			442,767
Minnesota (0.5%)
MN State Res. Hsg. Fin. Agcy. Rev. Bonds, Ser. A,
4.00%, 7/1/38	Aa1	70,000	72,785
			72,785

18 Short-Term Municipal Income Fund

MUNICIPAL BONDS AND NOTES (95.0%)* cont.	Rating**	Principal amount	Value
Missouri (1.1%)
KS City, Sanitation Swr. Syst. Rev. Bonds, Ser. B,
5.00%, 1/1/25 ##	Aa2	$150,000	$169,322
			169,322
Montana (0.4%)
MT State Board of Hsg. Rev. Bonds, Ser. A-2, FHA
Insd., 3.00%, 12/1/43	Aa1	55,000	55,621
			55,621
Nebraska (0.7%)
Central Plains, Energy Rev. Bonds, (NE Gas No. 1),
Ser. A, 5.25%, 12/1/18	A3	100,000	101,607
			101,607
Nevada (0.7%)
Las Vegas, Redev. Agcy. Tax Alloc. Bonds,
5.00%, 6/15/22	BBB+	100,000	109,971
			109,971
New Jersey (6.6%)
Atlantic City, G.O. Bonds, (Tax Appeal), Ser. B, AGM,
5.00%, 3/1/20	AA	200,000	209,440
NJ State Econ. Dev. Auth. Rev. Bonds
Ser. B, 5.00%, 11/1/21	Baa1	100,000	106,967
(Biomedical Research Fac.), Ser. A, 5.00%, 7/15/19	Baa1	100,000	103,051
Ser. AAA, 5.00%, 6/15/19	Baa1	100,000	102,837
NJ State Hlth. Care Fac. Fin. Auth. Rev. Bonds,
(Princeton HealthCare Syst.), Ser. A, 5.00%, 7/1/19	Baa2	100,000	103,011
NJ State Tpk. Auth. FRN Mandatory Put Bonds
(1/1/21), Ser. C-5, 1.795%, 1/1/28	A+	150,000	150,483
NJ State Trans. Trust Fund Auth. Rev. Bonds,
(Federal Hwy. Reimbursement Notes),
5.00%, 6/15/19	A+	200,000	205,674
			981,463
New Mexico (1.7%)
Farmington, Poll. Control Mandatory Put Bonds
Mandatory Put Bonds (6/1/22), (Pub. Svcs. Co.
of NM), Ser. B, 2.125%, 6/1/40	BBB+	100,000	98,434
Mandatory Put Bonds (4/1/20), (Southern
CA Edison Co.), Ser. A, 1.875%, 4/1/29	Aa3	150,000	148,812
			247,246
New York (10.4%)
Metro. Trans. Auth. Dedicated Tax FRN Mandatory
Put Bonds (6/1/22), Ser. A-2A, 1.51%, 11/1/26	AA	195,000	195,191
MTA Hudson Rail Yards Trust Oblig. Rev. Bonds,
Ser. A, 5.00%, 11/15/46	A2	200,000	207,176
NY State Dorm. Auth. Non-State Supported
Debt Rev. Bonds, (Culinary Inst. of America),
5.00%, 7/1/19	Baa2	100,000	103,087
NY State Mtge. Agcy. Rev. Bonds, Ser. 186,
2.00%, 4/1/19	Aa1	500,000	499,915
Port Auth. of NY & NJ Rev. Bonds, Ser. 185,
5.00%, 9/1/21	Aa3	500,000	544,045
			1,549,414

Short-Term Municipal Income Fund 19

MUNICIPAL BONDS AND NOTES (95.0%)* cont.	Rating**	Principal amount	Value
Ohio (0.8%)
Lancaster, Port Auth. FRN Mandatory Put Bonds
(8/1/19), (Gas), 1.998%, 5/1/38	A1	$125,000	$125,185
			125,185
Oregon (1.7%)
Gilliam Cnty., Solid Waste Disp. 144A Mandatory
Put Bonds (5/1/19), (Waste Mgt., Inc.), Ser. A,
2.25%, 8/1/25	A–2	250,000	249,820
			249,820
Pennsylvania (8.1%)
Bethlehem, Area School Dist. Auth. FRN Mandatory
Put Bonds (11/1/21), 1.876%, 1/1/30	A1	150,000	150,192
Montgomery Cnty., Indl. Dev. Auth. Rev. Bonds,
(Foulkeways at Gwynedd), 3.00%, 12/1/18	BBB	100,000	100,443
PA State COP, Ser. A, 5.00%, 7/1/20	A2	100,000	105,564
PA State Tpk. Comm. FRN, Ser. A-2, 1.71%, 12/1/18	A1	300,000	300,105
Philadelphia, Auth for Indl. Dev. City Agreement Rev.
Bonds, (Cultural & Coml. Corridors Program), Ser. A,
4.00%, 12/1/18	A2	100,000	101,106
Philadelphia, School Dist. G.O. Bonds
Ser. A, 5.00%, 9/1/27	A2	250,000	283,818
Ser. D, 5.00%, 9/1/20	A2	50,000	53,180
State Public School Bldg. Auth. Palease Rev. Bonds,
(Philadelphia School Dist.), 5.00%, 6/1/23	A2	100,000	110,821
			1,205,229
Puerto Rico (0.9%)
Cmnwlth. of PR, G.O. Bonds, (Pub. Impt.), Ser. A,
NATL, 5.50%, 7/1/19	Baa2	125,000	128,031
			128,031
Rhode Island (0.7%)
RI Hlth. & Edl. Bldg. Corp. Rev. Bonds, (Lifespan
Oblig. Group-Hosp. Fin.), 5.00%, 5/15/22	BBB+	100,000	109,498
			109,498
South Carolina (0.7%)
SC State Pub. Svcs. Auth. Rev. Bonds,
(Santee Cooper), Ser. D, 5.00%, 12/1/22	A1	100,000	108,964
			108,964
Texas (6.6%)
Harris Cnty., Cultural Ed. Fac. Fin. Corp. VRDN,
(The Methodist Hosp.), Ser. C-1, 0.92%, 12/1/24	A-1+	500,000	500,000
SA Energy Acquisition Pub. Fac. Corp. Rev. Bonds,
(Gas Supply), 5.50%, 8/1/25	A3	75,000	87,521
San Antonio, Elec. & Gas Syst. Mandatory Put Bonds
(12/1/19), Ser. A, 2.25%, 2/1/33	Aa2	200,000	201,054
Tomball, Mandatory Put Bonds (8/15/19),
(Indpt. School Bldg. & Dist.), Ser. B-3, PSFG,
1.10%, 2/15/43	Aaa	200,000	198,160
			986,735
Vermont (0.7%)
VT State Edl. & Hlth. Bldg. Fin. Agcy. Rev. Bonds, (U.
of VT Med. Ctr. (UVM)), Ser. A, 3.00%, 12/1/18	A2	100,000	100,594
			100,594

20 Short-Term Municipal Income Fund

MUNICIPAL BONDS AND NOTES (95.0%)* cont.	Rating**	Principal amount	Value
Washington (3.3%)
Grant Cnty., Pub. Util. Dist. No. 2 Mandatory Put
Bonds (12/2/20), (Elec. Syst.), 2.00%, 1/1/44	AA	$400,000	$398,840
WA State Hlth. Care Fac. Auth. FRN Mandatory Put
Bonds (7/1/22), (Fred Hutchinson Cancer Research
Ctr.), Ser. B, 2.427%, 1/1/42	A+	100,000	101,178
			500,018
West Virginia (0.8%)
WV State Econ. Dev. Auth. Poll Control Rev.
Bonds, (Appalachian Pwr. Co. — Amos), Ser. C,
3.25%, 5/1/19	A–	50,000	50,195
WV State Econ. Dev. Auth. Solid Waste Disp. Fac.
Mandatory Put Bonds (4/1/19), (Appalachian Pwr.
Co. — Amos), Ser. A, 1.90%, 3/1/40	A–	75,000	74,877
			125,072
Wisconsin (1.4%)
Pub. Fin. Auth. Rev. Bonds, (Denver Intl. Arpt.
Great Hall), 5.00%, 9/30/22	BBB–	100,000	109,847
WI State Hlth. & Edl. Fac. Auth. Rev. Bonds,
(Ascension Hlth. Alliance Sr. Credit Group), Ser. B-1,
4.00%, 11/15/19	Aa2	100,000	103,167
			213,014

TOTAL INVESTMENTS
Total investments (cost $14,233,596)	$14,190,693

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from December 1, 2017 through May 31, 2018 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $14,940,604.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. For further details regarding security ratings, please see the Statement of Additional Information.

## Forward commitment, in part or in entirety (Note 1).

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

Short-Term Municipal Income Fund 21

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Utilities	15.3%
Transportation	14.1
Health care	13.9
Local debt	10.9

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$14,190,693	$—
Totals by level	$—	$14,190,693	$—

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

22 Short-Term Municipal Income Fund

Statement of assets and liabilities 5/31/18 (Unaudited)

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $14,233,596)	$14,190,693
Cash	214,209
Interest and other receivables	136,938
Receivable for shares of the fund sold	119,928
Receivable for investments sold	405,000
Receivable from Manager (Note 2)	33,236
Prepaid assets	64,553
Total assets	15,164,557

LIABILITIES
Payable for purchases of delayed delivery securities (Note 1)	169,320
Payable for shares of the fund repurchased	3,027
Payable for custodian fees (Note 2)	3,030
Payable for investor servicing fees (Note 2)	2,505
Payable for Trustee compensation and expenses (Note 2)	1,371
Payable for administrative services (Note 2)	60
Payable for distribution fees (Note 2)	3,901
Payable for auditing and tax fees	33,937
Distributions payable to shareholders	500
Other accrued expenses	6,302
Total liabilities	223,953

Net assets	$14,940,604

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$15,034,486
Undistributed net investment income (Note 1)	3,582
Accumulated net realized loss on investments (Note 1)	(54,561)
Net unrealized depreciation of investments	(42,903)
Total — Representing net assets applicable to capital shares outstanding	$14,940,604

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share ($8,529,505 divided by 857,314 shares)	$9.95
Offering price per class A share (100/99.00 of $9.95)*	$10.05
Net asset value and offering price per class B share ($217,614 divided by 21,879 shares)**	$9.95
Net asset value and offering price per class C share ($328,923 divided by 33,075 shares)**	$9.94
Net asset value and redemption price per class M share ($73,954 divided by 7,435 shares)	$9.95
Offering price per class M share (100/99.25 of $9.95)*	$10.03
Net asset value, offering price and redemption price per class R6 share
($10,020 divided by 1,008 shares)†	$9.95
Net asset value, offering price and redemption price per class Y share
($5,780,588 divided by 581,237 shares)	$9.95

* On single retail sales of less than $500,000.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

Short-Term Municipal Income Fund 23

Statement of operations Six months ended 5/31/18 (Unaudited)

INVESTMENT INCOME
Interest income	$155,869
Total investment income	155,869

EXPENSES
Compensation of Manager (Note 2)	28,084
Investor servicing fees (Note 2)	6,839
Custodian fees (Note 2)	3,690
Trustee compensation and expenses (Note 2)	451
Distribution fees (Note 2)	12,350
Administrative services (Note 2)	283
Auditing and tax fees	24,619
Blue sky expense	34,723
Other	5,624
Fees waived and reimbursed by Manager (Note 2)	(75,224)
Total expenses	41,439
Expense reduction (Note 2)	(2,581)
Net expenses	38,858

Net investment income	117,011

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(35,107)
Total net realized loss	(35,107)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(14,652)
Total change in net unrealized depreciation	(14,652)

Net loss on investments	(49,759)

Net increase in net assets resulting from operations	$67,252

The accompanying notes are an integral part of these financial statements.

24 Short-Term Municipal Income Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 5/31/18*	Year ended 11/30/17
Operations
Net investment income	$117,011	$161,363
Net realized loss on investments	(35,107)	(12,502)
Net unrealized appreciation (depreciation) of investments	(14,652)	112,757
Net increase in net assets resulting from operations	67,252	261,618
Distributions to shareholders (Note 1):
From tax-exempt net investment income
Class A	(53,136)	(85,604)
Class B	(1,046)	(524)
Class C	(907)	(663)
Class M	(451)	(633)
Class R6	(5)	—
Class Y	(59,406)	(71,932)
Decrease from capital share transactions (Note 4)	(750,587)	(5,644,710)
Total decrease in net assets	(798,286)	(5,542,448)

NET ASSETS
Beginning of period	15,738,890	21,281,338
End of period (including undistributed net investment
income of $3,582 and $1,522, respectively)	$14,940,604	$15,738,890

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Short-Term Municipal Income Fund 25

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA
											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From net			Total return	Net assets,	Ratio of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	investment	Total	Net asset value,	at net asset value	end of period	to average	to average	Portfolio
Period ended	of period	income (loss)	on investments	operations	income	distributions	end of period	(%)[a]	(in thousands)	net assets (%)[b,c]	net assets (%)[c]	turnover (%)
Class A
May 31, 2018**	$9.97	.07	(.03)	.04	(.06)	(.06)	$9.95	.45*	$8,530	.30*	.66*	84*
November 30, 2017	9.92	.09	.05	.14	(.09)	(.09)	9.97	1.45	8,067	.60[d]	.93[d]	156
November 30, 2016	10.01	.06	(.09)	(.03)	(.06)	(.06)	9.92	(.33)	10,217	.60[d]	.56[d]	46
November 30, 2015	10.04	.05	(.03)	.02	(.05)	(.05)	10.01	.23	10,151	.60[d]	.52[d]	45
November 30, 2014	10.02	.04	.02	.06	(.04)	(.04)	10.04	.61	9,405	.60[d]	.38[d]	36
November 30, 2013††	10.00	.02	.02	.04	(.02)	(.02)	10.02	.41*	14,756	.41*d	.21*d	—*f
Class B
May 31, 2018**	$9.97	.06	(.03)	.03	(.05)	(.05)	$9.95	.35*	$218	.40*	.57*	84*
November 30, 2017	9.91	.07	.06	.13	(.07)	(.07)	9.97	1.35	63	.80[d]	.74[d]	156
November 30, 2016	10.01	.04	(.10)	(.06)	(.04)	(.04)	9.91	(.63)	77	.80[d]	.36[d]	46
November 30, 2015	10.04	.03	(.03)	—[e]	(.03)	(.03)	10.01	.02	79	.80[d]	.33[d]	45
November 30, 2014	10.02	.02	.02	.04	(.02)	(.02)	10.04	.42	89	.79[d]	.24[d]	36
November 30, 2013††	10.00	.01	.02	.03	(.01)	(.01)	10.02	.28*	28	.55*d	.09*d	—*f
Class C
May 31, 2018**	$9.97	.03	(.03)	—[e]	(.03)	(.03)	$9.94	(.02)*	$329	.68*	.29*	84*
November 30, 2017	9.91	.02	.06	.08	(.02)	(.02)	9.97	.81	314	1.33[d]	.22[d]	156
November 30, 2016	10.01	—[e]	(.10)	(.10)	—[e]	—[e]	9.91	(.99)	311	1.16[d]	—[d,f]	46
November 30, 2015	10.04	—[e]	(.03)	(.03)	—[e]	—[e]	10.01	(.28)	141	1.11[d]	.03[d]	45
November 30, 2014	10.02	—[e]	.02	.02	—[e]	—[e]	10.04	.21	116	.99[d]	.01[d]	36
November 30, 2013††	10.00	—[e]	.02	.02	—[e]	—[e]	10.02	.21*	175	.62*d	—*d,f	—*f
Class M
May 31, 2018**	$9.97	.06	(.02)	.04	(.06)	(.06)	$9.95	.43*	$74	.33*	.64*	84*
November 30, 2017	9.91	.09	.06	.15	(.09)	(.09)	9.97	1.50	72	.65[d]	.89[d]	156
November 30, 2016	10.01	.05	(.10)	(.05)	(.05)	(.05)	9.91	(.48)	71	.65[d]	.51[d]	46
November 30, 2015	10.04	.05	(.03)	.02	(.05)	(.05)	10.01	.18	71	.65[d]	.48[d]	45
November 30, 2014	10.02	.04	.02	.06	(.04)	(.04)	10.04	.56	71	.65[d]	.36[d]	36
November 30, 2013††	10.00	.02	.02	.04	(.02)	(.02)	10.02	.38*	70	.45*d	.22*d	—*f
Class R6
May 31, 2018**†	$9.93	.01	.01	.02	—[e]	—[e]	$9.95	.25*	$10	.01*	.10*	84*
Class Y
May 31, 2018**	$9.97	.08	(.02)	.06	(.08)	(.08)	$9.95	.58*	$5,781	.18*	.78*	84*
November 30, 2017	9.91	.12	.06	.18	(.12)	(.12)	9.97	1.81	7,223	.35[d]	1.18[d]	156
November 30, 2016	10.01	.08	(.10)	(.02)	(.08)	(.08)	9.91	(.18)	10,606	.35[d]	.81[d]	46
November 30, 2015	10.04	.08	(.03)	.05	(.08)	(.08)	10.01	.48	3,575	.35[d]	.75[d]	45
November 30, 2014	10.02	.07	.02	.09	(.07)	(.07)	10.04	.86	3,024	.35[d]	.65[d]	36
November 30, 2013††	10.00	.04	.02	.06	(.04)	(.04)	10.02	.57*	3,519	.24*d	.43*d	—*f

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

26 Short-Term Municipal Income Fund	Short-Term Municipal Income Fund 27

Financial highlights cont.

* Not annualized.

** Unaudited.

† For the period May 22, 2018 (commencement of operations) to May 31, 2018.

†† For the period March 18, 2013 (commencement of operations) to November 30, 2013.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

c Reflects an involuntary contractual expense limitations in effect during the period. As a result of such limitations, the expenses of each class reflect a reduction of the following amount (Note 2):

				Percentage of average net assets
	5/31/18	11/30/17	11/30/16	11/30/15	11/30/14	11/30/13
Class A	0.46%	1.05%	1.02%	0.94%	1.02%	1.10%
Class B	0.46	1.05	1.02	0.94	1.02	1.10
Class C	0.46	1.05	1.02	0.94	1.02	1.10
Class M	0.46	1.05	1.02	0.94	1.02	1.10
Class R	0.46	1.05	1.02	0.94	1.02	1.10
Class R6	0.01	N/A	N/A	N/A	N/A	N/A
Class Y	0.46	1.05	1.02	0.94	1.02	1.10

d Reflects a voluntary waiver of certain fund expenses in effect during the period relating to the enhancement of certain annualized net yields for the fund. As a result of such waivers, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets.

	11/30/17	11/30/16	11/30/15	11/30/14	11/30/13
Class A	N/A	N/A	N/A	N/A	0.01%
Class B	N/A	N/A	N/A	0.01	0.02
Class C	0.02%	0.19%	0.24%	0.36%	0.33
Class M	N/A	N/A	N/A	N/A	0.01
Class Y	N/A	N/A	N/A	N/A	0.01

e Amount represents less than $0.01 per share.

f Amount represents less than 0.01%.

The accompanying notes are an integral part of these financial statements.

28 Short-Term Municipal Income Fund

Notes to financial statements 5/31/18 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from December 1, 2017 through May 31, 2018.

Putnam Short-Term Municipal Income Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek as high a level of current income exempt from federal income tax as Putnam Management believes is consistent with preservation of capital. The fund invests mainly in bonds that pay interest that is exempt from federal income tax (but that may be subject to federal alternative minimum tax (AMT)), and that have short-term maturities (i.e., three years or less). The bonds the fund invests in are mainly investment-grade in quality. Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in tax-exempt investments, which for purposes of this policy include investments paying interest subject to the federal AMT for individuals. This investment policy cannot be changed without the approval of the fund’s shareholders. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R6 and class Y shares. The fund began offering class R6 shares on May 22, 2018. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 1.00% and 0.75%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within two years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Prior to April 1, 2018, class C shares did not convert to class A shares. The expenses for class A, class B, class C and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee and in the case of class R6 shares bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Short-Term Municipal Income Fund 29

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

30 Short-Term Municipal Income Fund

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At November 30, 2017, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$3,966	$15,942	$19,908

The aggregate identified cost on a tax basis is $14,233,142, resulting in gross unrealized appreciation and depreciation of $20,909 and $63,358, respectively, or net unrealized depreciation of $42,449.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.500%	of the first $5 billion,	0.300%	of the next $50 billion,
0.450%	of the next $5 billion,	0.280%	of the next $50 billion,
0.400%	of the next $10 billion,	0.270%	of the next $100 billion and
0.350%	of the next $10 billion,	0.265%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.171% of the fund’s average net assets.

Effective May 1, 2018, Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through March 30, 2020, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses, payments under the fund’s investor servicing contract and acquired fund fees and expenses, but including payments under the fund’s investment management contract) would exceed an annual rate of 0.28% of

Short-Term Municipal Income Fund 31

the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $3,430 as a result of this limit.

Prior to May 1, 2018, Putnam Management contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 0.35% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $18,851 as a result of this limit.

Putnam Management has also contractually agreed, through March 30, 2020, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $52,943 as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses in order to enhance the annualized net yield for the fund. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$3,398	Class R6	—*
Class B	80	Class Y	3,194
Class C	137	Total	$6,839
Class M	30

* Less than one rounded dollar.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $2,581 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $14, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

32 Short-Term Municipal Income Fund

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$10,181
Class B	1.00%	0.45%	422
Class C	1.00%	1.00%	1,639
Class M	1.00%	0.30%	108
Total			$12,350

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of no monies from the sale of class A and class M shares, and received no monies in contingent deferred sales charges from redemptions of class B and class C shares.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$13,549,251	$15,576,566
U.S. government securities (Long-term)	—	—
Total	$13,549,251	$15,576,566

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Short-Term Municipal Income Fund 33

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 5/31/18		YEAR ENDED 11/30/17
Class A	Shares	Amount	Shares	Amount
Shares sold	253,360	$2,521,488	983,788	$9,795,054
Shares issued in connection with
reinvestment of distributions	5,073	50,504	8,092	80,860
	258,433	2,571,992	991,880	9,875,914
Shares repurchased	(209,924)	(2,089,622)	(1,213,416)	(12,094,536)
Net increase (decrease)	48,509	$482,370	(221,536)	$(2,218,622)

	SIX MONTHS ENDED 5/31/18		YEAR ENDED 11/30/17
Class B	Shares	Amount	Shares	Amount
Shares sold	15,520	$154,767	—	$—
Shares issued in connection with
reinvestment of distributions	105	1,046	52	518
	15,625	155,813	52	518
Shares repurchased	(45)	(452)	(1,514)	(15,088)
Net increase (decrease)	15,580	$155,361	(1,462)	$(14,570)

	SIX MONTHS ENDED 5/31/18		YEAR ENDED 11/30/17
Class C	Shares	Amount	Shares	Amount
Shares sold	3,914	$38,993	7,101	$70,739
Shares issued in connection with
reinvestment of distributions	91	903	66	655
	4,005	39,896	7,167	71,394
Shares repurchased	(2,466)	(24,513)	(7,000)	(69,742)
Net increase	1,539	$15,383	167	$1,652

	SIX MONTHS ENDED 5/31/18		YEAR ENDED 11/30/17
Class M	Shares	Amount	Shares	Amount
Shares sold	213	$2,109	—	$—
Shares issued in connection with
reinvestment of distributions	45	451	63	633
	258	2,560	63	633
Shares repurchased	—	—	—	—
Net increase	258	$2,560	63	$633

34 Short-Term Municipal Income Fund

	FOR THE PERIOD 5/22/18 (COMMENCEMENT OF
	OPERATIONS) TO 5/31/18
Class R6	Shares	Amount
Shares sold	1,007	$10,000
Shares issued in connection with reinvestment of distributions	1	5
	1,008	10,005
Shares repurchased	—	—
Net increase	1,008	$10,005

	SIX MONTHS ENDED 5/31/18		YEAR ENDED 11/30/17
Class Y	Shares	Amount	Shares	Amount
Shares sold	525,929	$5,238,473	435,185	$4,350,929
Shares issued in connection with
reinvestment of distributions	5,971	59,398	7,147	71,381
	531,900	5,297,871	442,332	4,422,310
Shares repurchased	(674,995)	(6,714,137)	(787,813)	(7,836,113)
Net decrease	(143,095)	$(1,416,266)	(345,481)	$(3,413,803)

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value
Class B	1,023	4.7%	$10,179
Class M	1,030	13.9	10,249
Class R6	1,008	100.0	10,020

At the close of the reporting period, a Trustee of the Fund owned 6.3% of the outstanding shares of the fund.

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Short-Term Municipal Income Fund 35

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

36 Short-Term Municipal Income Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Janet C. Smith
	Katinka Domotorffy	Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Financial Officer,
Putnam Investments Limited	Paul L. Joskow	Principal Accounting Officer,
16 St James’s Street	Robert E. Patterson	and Assistant Treasurer
London, England SW1A 1ER	George Putnam, III
	Robert L. Reynolds	Susan G. Malloy
Marketing Services	Manoj P. Singh	Vice President and
Putnam Retail Management		Assistant Treasurer
One Post Office Square	Officers
Boston, MA 02109	Robert L. Reynolds	Mark C. Trenchard
	President	Vice President and
Custodian		BSA Compliance Officer
State Street Bank	Jonathan S. Horwitz
and Trust Company	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
Legal Counsel	and Compliance Liaison	Proxy Voting and Corporate
Ropes & Gray LLP		Governance, Assistant Clerk,
	Robert T. Burns	and Assistant Treasurer
Vice President and
	Chief Legal Officer	Denere P. Poulack
Assistant Vice President, Assistant
	James F. Clark	Clerk, and Assistant Treasurer
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam Short-Term Municipal Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: July 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: July 27, 2018

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: July 27, 2018